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                                                                    EXHIBIT 23.1


                  ARONEX PHARMACEUTICALS, INC. AND SUBSIDIARIES

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated February 22, 1999 included in this Form 10-K, into Aronex Pharmaceuticals, Inc. previously filed Registration Statements on Form S-8 dated August 18, 1992, June 7, 1994 and December 31, 1997.



ARTHUR ANDERSEN LLP



March 26, 1999
Houston, Texas